UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 13, 2010

NATURAL GAS SERVICES GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Colorado	1-31398	75-2811855
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

508 West Wall Street, Suite 550
Midland, TX 79701

(Address of Principal Executive Offices)

(432) 262-2700

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).

Item 4.01. Changes in Registrant's Certifying Accountants

(a)         On April 13, 2010, the Audit Committee of the Board of Directors of Natural Gas Services Group, Inc. (the “Company”) dismissed Hein & Associates LLP (“Hein”) as its independent registered public accounting firm.

        During the two fiscal years ended December 31, 2009 and 2008, and during the subsequent interim period from January 1, 2010 through April 13, 2010, there were no: (1) disagreements with Hein on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused them to make reference in connection with their opinion to the subject matter of the disagreement, or (2) reportable events (as defined in Regulation S-K Item 304 (a)(1)(v)).

        Hein’s reports on the financial statements of the Company as of and for the years ended December 31, 2009 and 2008 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

The Company provided Hein a copy of the disclosures made in this Current Report on Form 8-K prior to filing with the SEC and requested Hein furnish the Company with a letter addressed to the SEC stating whether or not Hein agrees with the above statements.  A copy of such letter, dated April 15, 2010, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)         On April 13, 2010, the Audit Committee approved the engagement of BDO Seidman, LLP (“BDO”) as the Company’s new independent registered public accounting firm for the fiscal year ending December 31, 2010.   During the Company’s fiscal years ended December 31, 2009 and 2008, and during the subsequent interim period from January 1, 2010 through April 13, 2010, neither the Company nor anyone on its behalf has consulted with BDO regarding (1) the application of accounting principles to a specified transaction, either completed or proposed, (2) the type of audit opinion that might be rendered on the Company’s financial statements, or (3) any matter that was the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

The Exhibit listed below is furnished as an Exhibit to this Current Report on Form 8-K.

Exhibit No.	Description

16.1	Letter from Hein & Associates LLP to the Securities and Exchange Commission dated April 15, 2010

SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATURAL GAS SERVICES GROUP, INC.

Dated: April 19, 2010
	By:	/s/ Stephen C. Taylor

Stephen C. Taylor
President & Chief Executive Officer